Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

DWS Multisector Income Fund

Thomas M. Farina and Kelly L. Beam have been added as portfolio managers of the fund. They are responsible for the day-to-day management of the fund.

The following information replaces the existing tables for DWS Multisector Income Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Thomas M. Farina and Kelly L. Beam is provided as of March 31, 2019.

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Thomas M. Farina	$0	$100,001 - $500,000
Kelly L. Beam	$0	$10,001 - $50,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Thomas M. Farina	2	$351,050,424	0	$0
Kelly L. Beam	2	$351,050,424	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Thomas M. Farina	2	$49,640,288	0	$0
Kelly L. Beam	0	$0	0	$0

May 21, 2019

SAISTKR-22

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Thomas M. Farina	45	$15,824,288,703	0	$0
Kelly L. Beam	0	$0	0	$0

Please Retain This Supplement for Future Reference

May 21, 2019

SAISTKR-22